UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard, Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

DOE Loan Guarantee Agreement, FFB Note Purchase Agreement, and FFB Promissory Note

As previously disclosed, on May 14, 2024, the U.S. Department of Energy (the “DOE”) issued a conditional commitment letter to Plug Power Inc. (the “Company”) and Plug Power Energy Loan Borrower LLC (the “Borrower”), a wholly owned indirect subsidiary of the Company, for a loan guarantee of up to $1.66 billion through the DOE’s Loan Programs Office (the “DOE Loan Program”) to finance the development, construction, and ownership of up to six green hydrogen production facilities (each a “Facility” and, together, the “Facilities”).

On January 16, 2025, (i) the Borrower, the DOE, acting by and through the Secretary of Energy, and the Federal Financing Bank (the “FFB”) entered into a Note Purchase Agreement (the “FFB Note Purchase Agreement”) in respect of which, among other things, the DOE provided a guarantee of (x) the Borrower’s obligations to repay term loan borrowings and capitalized interest (such loans and capitalized interest, collectively, the “Guaranteed Loan”) provided by the FFB to the Borrower and evidenced by an initial future advance promissory note (the “FFB Promissory Note”) and (y) the Borrower’s other obligations owing to FFB in respect of the Guaranteed Loan and (ii) in connection and concurrently therewith, the Borrower and Plug Power Limestone, LLC (the “Limestone Project Company”), a wholly owned indirect subsidiary of the Company, entered into a Loan Guarantee Agreement (the “DOE Loan Guarantee Agreement”) with the DOE.

The FFB Promissory Note provides for an initial extension of the Guaranteed Loan, subject to the achievement of certain conditions, in an aggregate maximum principal amount of up to $387,598,647.06 and an aggregate maximum amount of capitalized interest of up to $26,807,693.17 to finance the development, construction, and ownership of a Facility in Young County, Texas (the “Limestone Project”) by the Limestone Project Company.

The DOE Loan Guarantee Agreement provides for a multi draw term loan facility (the “DOE Loan Facility”) by way of a series of advances under the Guaranteed Loan (each, an “Advance”), each such Advance being subject to the achievement of certain conditions. Advances under the Guaranteed Loan will be used to reimburse each Project Company (as such term is defined in the DOE Loan Guarantee Agreement) for Eligible Project Cost Reimbursement Amounts (as such term is defined in the DOE Loan Guarantee Agreement) and pay for Eligible Project Costs (as such term is defined in the DOE Loan Guarantee Agreement).

The final scheduled maturity date for the DOE Loan Facility is March 5, 2043. Interest and scheduled principal amortization payments on the Guaranteed Loan are payable quarterly, commencing on June 5, 2028. Each Advance shall bear interest at the applicable U.S. Treasury rate at the time an Advance is made to the Borrower plus 2%.

The Borrower is obligated to reimburse the DOE for any payments the DOE is required to make to the FFB in connection with the Guaranteed Loan. The Borrower’s reimbursement obligations to the DOE under the DOE Loan Guarantee Agreement, together with all other obligations of the Borrower owing to the DOE, FFB and other secured parties thereunder, are full recourse and secured by a lien on all real and personal property and intellectual property collateral of the Borrower and each Project Company (as such term is defined in the DOE Loan Guarantee Agreement).

The approval and funding of any disbursements of the Guaranteed Loan will be subject to the satisfaction of conditions precedent, including, but not limited to, evidence of satisfaction of certain technical and performance related conditions precedent, adequate project funding, reports from certain technical consultants and advisors, and the receipt of certain financial models demonstrating compliance with the financial covenants set forth in the DOE Loan Guarantee Agreement.

The Company acts as guarantor in connection with the Guaranteed Loan.

Under the DOE Loan Guarantee Agreement, the Borrower and the Company are subject to certain affirmative and negative covenants customary for loan facilities extended under the DOE Loan Program including, among other things, covenants regarding (i) financial testing compliance, (ii) restrictions on operations and use, (iii) change of control, (iv) project-related reporting and information requirements and (v) compliance with the requirements of applicable law and the DOE Loan Program.

In addition, the DOE Loan Guarantee Agreement contains certain representations and warranties customary for loan facilities extended under the DOE Loan Program including, among other things, representations and warranties regarding: (i) the organization and existence of the Borrower and the Company, (ii) authority and the absence of any conflicts, (iii) capitalization, (iv) solvency and (v) compliance with applicable law and the DOE Loan Program. Capitalized terms used but not defined herein shall have the meanings given to them in the DOE Loan Guarantee Agreement.

The foregoing descriptions of the FFB Note Purchase Agreement, FFB Promissory Note, and DOE Loan Guarantee Agreement are not complete and qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibits 10.1-10.3 to this Current Report on Form 8-K (this “Report”) and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Report is incorporated into this Item 2.03.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this Report are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about the Company’s expectation that the loan guarantee will support the construction of the Facilities; the ability of the Company to satisfy the conditions under the loan guarantee and draw on the loan guarantee and the expectation that the Company will benefit from the loan guarantee and expand its domestic manufacturing and hydrogen production capabilities. You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties. Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following: the risk that the Company’s ability to achieve its business objectives and to continue to meet its obligations is dependent upon its ability to maintain a certain level of liquidity, which will depend in part on its ability to manage its cash flows; the risk that the funding of its loan guarantee from the DOE may be delayed and the risk that the Company may not be able to satisfy all of the technical, legal, environmental or financial conditions acceptable to the DOE to receive the full loan guarantee; the risk that the Company may continue to incur losses and might never achieve or maintain profitability; the risk that the Company may not be able to raise additional capital to fund its operations and such capital may not be available to the Company on favorable terms or at all; the risk that the Company may not be able to expand its business or manage its future growth effectively; the risk that global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, increase in tariffs, and supply chain disruptions, may adversely affect its operating results; the risk that the Company may not be able to obtain from its hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that the Company may not be able to produce hydrogen internally at competitive prices; the risk that delays in or not completing its product and project development goals may adversely affect its revenue and profitability; the risk that its estimated future revenue may not be indicative of actual future revenue or profitability; the risk of elimination, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act and its qualification to utilize the PTC; and the risk that the Company may not be able to manufacture and market products on a profitable and large-scale commercial basis.

The forward-looking statements contained in this Report are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the SEC from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Report.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Note Purchase Agreement, dated January 16, 2025, by and among Plug Power Energy Loan Borrower LLC, the U.S. Department of Energy, and the Federal Financing Bank.
10.2	Future Advance Promissory Note of Plug Power Energy Loan Borrower LLC, dated January 16, 2025.
10.3*#	Loan Guarantee Agreement, dated January 16, 2025, by and between Plug Power Energy Loan Borrower LLC, Plug Power Limestone, LLC, and the U.S. Department of Energy.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Portions of these exhibits have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both (i) not material and (ii) contain the type of information that the Company customarily and actually treats as private and confidential.

#	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: January 23, 2025	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer